UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2015

EXCEL TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-34698	27-1493212
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17140 Bernardo Center Drive, Suite 300

San Diego, California 92128

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 613-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

A Special Meeting of Stockholders of Excel Trust, Inc. (the “Company”) was held on July 28, 2015 (the “Meeting”) in connection with the Agreement and Plan of Merger, dated as of April 9, 2015, among the Company, BRE Retail Centers Holdings LP, BRE Retail Centers Corp, BRE Retail Centers LP and Excel Trust, L.P. (the “Merger Agreement”), pursuant to which the Company will merge with and into BRE Retail Centers Corp (the “Merger”), with BRE Retail Centers Corp surviving the Merger.

At the Meeting the following proposals were submitted to a vote of the holders of the Company’s common stock, each of which is described in detail in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on June 5, 2015, as may be amended or supplemented from time to time. A quorum was present for the Meeting, and a summary of the voting results for each proposal is as follows:

Proposal 1: To approve the Merger and the Merger Agreement.

Votes For	Votes Against	Abstentions
49,522,381	63,469	21,999

Proposal 1 was approved by the Company’s stockholders, as the number of votes in favor of Proposal 1 constituted the affirmative vote of a majority of the Company’s outstanding shares of common stock as of the record date for the Meeting.

Proposal 2: To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger.

Votes For	Votes Against	Abstentions
42,024,844	7,554,099	28,906

Proposal 2 was approved by the Company’s stockholders, as the number of votes in favor of Proposal 2 constituted the affirmative vote of a majority of the votes cast on the proposal.

Proposal 3: To approve any adjournments of the Meeting for the purpose of soliciting additional proxies if there were not sufficient votes at the Meeting to approve Proposal 1.

Because there were sufficient votes at the Meeting to approve Proposal 1, Proposal 3 was not submitted to the Company’s stockholders for approval at the Meeting.

Item 8.01	Other Events.

On July 28, 2015, the Company issued a press release announcing the results of the voting at the Meeting, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description of Exhibit

99.1	Press Release issued by Excel Trust, Inc., dated July 28, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2015	EXCEL TRUST, INC.

	By:	/s/ Eric Ottesen
	Name: Title:	Eric Ottesen Senior Vice President, General Counsel and Secretary